Financial Statements

(Unaudited)

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

June 30, 2012

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Financial Statements (Unaudited)

June 30, 2012

Special Value Expansion Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Portfolio Asset Allocation (Unaudited)

June 30, 2012

Percent of Cash
Industry	and Investments
Activities Related to Credit Intermediation	11.9%
Wired Telecommunications Carriers	11.8%
Communications Equipment Manufacturing	11.5%
Alumina and Aluminum Production and Processing	6.1%
Semiconductor and Other Electronic Component Manufacturing	5.6%
Plastics Product Manufacturing	5.1%
Business Support Services	4.0%
Scheduled Air Transportation	2.9%
Motion Picture and Video Industries	2.9%
Metal and Mineral Merchant Wholesalers	2.6%
Oil and Gas Extraction	2.5%
Gaming Industries	2.1%
Specialty Hospitals	2.1%
Radio and Television Broadcasting	1.7%
Electronic Shopping and Mail-Order Houses	1.6%
Other Financial Investment Activities	1.3%
Other Electrical Equipment and Component Manufacturing	1.0%
Data Processing, Hosting, and Related Services	0.8%
Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing	0.7%
General Freight Trucking	0.5%
Aerospace Product and Parts Manufacturing	0.3%
Electric Power Generation, Transmission and Distribution	0.3%
Offices of Real Estate Agents and Brokers	0.2%
Depository Credit Intermediation	0.2%
Home Furnishings Stores	0.1%
Basic Chemical Manufacturing	0.0%
Other Amusement and Recreation Industries	0.0%
Cash and Cash Equivalents	20.2%

Total	100.0%

2

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Statement of Assets and Liabilities (Unaudited)

June 30, 2012

Assets
Investments, at fair value:
Unaffiliated issuers (cost $190,202,132)	$118,025,421
Controlled companies (cost $69,880,320)	27,841,873
Other affiliates (cost $77.864,955)	97,445,852
Total investments (cost $337,947,407)	243,313,146

Cash and cash equivalents	61,522,754
Accrued interest income:
Unaffiliated issuers	1,758,386
Controlled companies	125,291
Other affiliates	364,738
Receivable for investments sold	389,656
Options (cost $1,609,000)	111,780
Dividend receivable from affiliated issuer	51,122
Unrealized appreciation on swaps	4,843
Other receivables	360,295
Prepaid expenses and other assets	60,113
Total assets	308,062,124

Liabilities
Credit facility payable, at fair value (principal amount $99,325,960)	101,295,375
Payable for investments purchased	1,654,765
Management and advisory fees payable	200,000
Payable to the Investment Manager	124,205
Interest payable	50,046
Options written (proceeds $424,940)	12,420
Unrealized loss on foreign currency forward contract	3,040
Accrued expenses and other liabilities	599,785
Total liabilities	103,939,636

Preferred stock
Series A and B, $50,000/share liquidation preference; unlimited shares authorized, no shares issued and outstanding	-
Series S, $1,000/share liquidation preference; 1 share authorized, no shares issued and outstanding	-
Series Z, $500/share liquidation preference; 500 shares authorized, 312 shares issued and outstanding	156,000
Accumulated dividends on Series Z preferred shares	6,245
Total preferred stock	162,245

Net assets applicable to common shareholders	$203,960,243

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized; 546,750.239 shares issued and outstanding	$547
Paid-in capital in excess of par	324,203,740
Accumulated net investment income	3,131,583
Accumulated net realized loss	(25,267,218)
Accumulated net unrealized depreciation	(98,102,164)
Accumulated dividends to preferred shareholders	(6,245)
Net assets applicable to common shareholders	$203,960,243

Common stock, NAV per share	$373.04

See accompanying notes.

3

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Statement of Investments (Unaudited)

June 30, 2012

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments
Debt Investments (48.35%)
Bank Debt (34.89%) (1)
Aerospace Product and Parts Manufacturing (0.25%)
Hawker Beechcraft, Inc., DIP Term Loan, LIBOR + 8%, 1.75% LIBOR Floor, due 12/15/12	$235,795	$239,076	0.07%
Hawker Beechcraft, Inc., Senior Secured 1st Lien Series A New Term Loan, LIBOR + 8.5%, 2% LIBOR Floor, due 3/26/14 (2)	$334,068	196,265	0.06%
Hawker Beechcraft, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 2%, due 3/26/14 (2)	$623,989	353,073	0.12%
Hawker Beechcraft, Inc., Senior Secured Letters of Credit, LIBOR + 2%, due 3/26/14 (2)	$19,867	11,242	-
Total Aerospace Product and Parts Manufacturing		560,580

Alumina and Aluminum Production and Processing (5.84%)
Revere Holdings, Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14 (3), (4)	$27,385,407	13,144,995	4.31%
Revere Industries, LLC, 1st Lien Rollover Term Loan, Prime + 5%, due 6/30/13 (3), (4)	$530,175	530,175	0.17%
Revere Industries, LLC, 2nd Lien Letter of Credit, 3%, due 6/30/13 (3), (4)	$33,412	-	-
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 2% PIK, due 6/30/13 (3), (4)	$4,148,732	4,148,732	1.36%
Total Alumina and Aluminum Production and Processing		17,823,902

Business Support Services (3.74%)
STG-Fairway Acquisitions, Inc., Senior Secured 2nd Lien Term Loan, 12.5%, due 12/29/15	$11,367,260	11,401,362	3.74%

Communications Equipment Manufacturing (2.67%)
Dialogic Corporation, Inc., Senior Secured Notes, 5% Cash + 5% PIK, due 3/31/15 (3)	$8,845,152	8,128,695	2.67%

Electronic Shopping and Mail-Order Houses (1.50%)
Shopzilla, Inc., Senior Secured 2nd Lien Term Loan, 13%, due 6/1/14	$4,574,389	4,562,953	1.50%

General Freight Trucking (0.47%)
YRCW Receivables, LLC Senior Secured 1st Lien Term Loan B, LIBOR + 9.75%, 1.5% LIBOR Floor, due 9/30/14	$1,478,897	1,427,136	0.47%

Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing (0.70%)
Precision Partners Holdings, 1st Lien Delayed Draw Term Loan, Prime + 6.5%, 4.5% Prime Floor, due 10/1/13	$127,058	126,423	0.04%
Precision Partners Holdings, 1st Lien Term Loan, Prime + 6.5%, 4.5% Prime Floor, due 10/1/13	$2,017,202	2,007,115	0.66%
Total Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing		2,133,538

Motion Picture and Video Industries (2.86%)
CKX Entertainment, Inc., Senior Secured 1st Lien Term Loan, 9%, due 6/21/17	$5,576,526	4,600,634	1.51%
CKX Entertainment, Inc., Senior Secured 2nd Lien Term Loan, 13.5%, due 6/21/18	$4,461,220	4,104,323	1.35%
Total Motion Picture and Video Industries		8,704,957

Offices of Real Estate Agents and Brokers (0.17%)
Realogy Corporation, 2nd Lien Term Loan A, 13.5%, due 10/15/17	$509,084	523,720	0.17%

Other Financial Investment Activities (1.26%)
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR + 5%, due 12/14/14	$13,038,891	3,830,174	1.26%

Plastics Product Manufacturing (5.09%)
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 10/1/13 (3), (4)	$11,073,070	6,267,358	2.06%
WinCup, Inc., 2nd Lien Term Loan C-2, LIBOR + 14.5% PIK, due 4/1/13 (3), (4)	$8,918,594	8,918,594	2.93%
WinCup, Inc., Equipment Finance Loan, LIBOR + 14.5% PIK, due 4/23/14 (3), (4)	$305,077	305,077	0.10%
Total Plastics Product Manufacturing		15,491,029

4

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2012

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments
Debt Investments (continued)
Radio and Television Broadcasting (1.08%)
RMG Networks, Inc., Senior Secured 1st Lien Term Loan, 14%, due 4/10/15	$3,598,453	$3,290,785	1.08%

Scheduled Air Transportation (1.86%)
United Air Lines, Inc., Aircraft Secured Mortgage (N659UA), 12%, due 3/28/16 (3)	$2,454,075	2,785,375	0.91%
United Air Lines, Inc., Aircraft Secured Mortgage (N661UA), 12%, due 5/4/16 (3)	$2,529,548	2,898,862	0.95%
Total Scheduled Air Transportation		5,684,237

Semiconductor and Other Electronic Component Manufacturing (4.98%)
Isola USA Corporation, 1st Lien Term Loan, LIBOR + 8%, 2% LIBOR Floor, due 9/29/15	$13,667,282	13,667,282	4.47%
Isola USA Corporation, Mezzanine Term Loan, 8% Cash + 8% PIK, due 3/29/16	$1,549,713	1,549,713	0.51%
Total Semiconductor and Other Electronic Component Manufacturing		15,216,995

Wired Telecommunications Carriers (2.42%)
Bulgaria Telecom Company AD, 1st Lien Tranche B Term Loan, EURIBOR + 2.75%, due 8/9/15 - (Bulgaria) (5)	€119,585	94,674	0.03%
Globalive Wireless Management Corp., Senior Secured 1st Lien Term Loan, EURIBOR + 8.9%, due 8/18/12 - (Canada) (5)	€2,048,672	2,489,703	0.82%
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, 2% LIBOR Floor, due 4/15/15	$2,551,411	2,462,112	0.81%
NEF Telecom Company BV, 1st Lien Tranche C Term Loan, EURIBOR + 3.5%, due 8/9/16 - (Netherlands) (5)	€1,477,562	1,122,977	0.37%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan, EURIBOR + 5.5%, due 2/16/17 - (Netherlands) (2), (5)	€3,129,744	1,189,334	0.39%
Total Wired Telecommunications Carriers		7,358,800

Total Bank Debt (Cost $126,921,397)		106,377,939

Other Corporate Debt Securities (13.46%)
Aerospace Product and Parts Manufacturing (0.13%)
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.5%, due 4/1/15 (2)	$1,564,000	258,060	0.08%
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.875%, due 4/1/15 (2)	$889,000	146,685	0.05%
Total Aerospace Product and Parts Manufacturing		404,745

Communications Equipment Manufacturing (1.31%)
Dialogic, Inc., Convertible Notes ($0.87 Conversion Price), 1%, due 8/15/12 (3), (6)	$409,666	333,878	0.11%
Dialogic, Inc., Convertible Notes ($1 Conversion Price), 1%, due 8/15/12 (3), (6)	$4,491,516	3,660,585	1.20%
Total Communications Equipment Manufacturing		3,994,463

Gaming Industries (2.07%)
Harrah's Operating Company, Inc., 2nd Priority Secured Notes, 10%, due 12/15/18	$9,210,000	6,308,850	2.07%

Home Furnishings Stores (0.06%)
Linens 'n Things, Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (2)	$2,782,000	180,830	0.06%

5

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2012

 Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal Amount	Fair	Cash and
Investment	or Shares	Value	Investments
Debt Investments (continued)
Metal and Mineral (except Petroleum) Merchant Wholesalers (2.58%)
Edgen Murray Corporation, Senior Secured Notes, 12.25%, due 1/15/15	$7,868,000	$7,868,315	2.58%

Oil and Gas Extraction (1.86%)
Woodbine Holdings, LLC, Senior Secured Notes, 12%, due 5/15/16 (3), (6)	$5,320,000	5,665,800	1.86%

Plastics Product Manufacturing (0.03%)
Radnor Holdings, Senior Secured Tranche C Floating Rate Notes, LIBOR + 7.25%, due 9/15/09 (2), (6)	$6,973,000	97,622	0.03%

Radio and Television Broadcasting (0.65%)
LBI Media, Inc., Senior Secured Notes, 9.25%, due 4/15/19 (6)	$2,260,000	1,969,025	0.65%

Specialty (except Psychiatric and Substance Abuse) Hospitals (2.06%)
Radiation Therapy Services, Inc., Senior Subordinated Notes, 9.875%, due 4/15/17	$8,001,000	6,278,465	2.06%

Wired Telecommunications Carriers (2.71%)
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16 (6)	$7,280,000	7,789,600	2.56%
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 4.5% Cash + 7.5% PIK, due 8/16/17 - (Netherlands) (2), (5), (6)	€14,859,062	470,549	0.15%
Total Wired Telecommunications Carriers		8,260,149

Total Other Corporate Debt Securities (Cost $71,222,691)		41,028,264

Total Debt Investments (Cost $198,144,088)		147,406,203

Equity Securities (31.47%)
Activities Related to Credit Intermediation (11.94%)
Online Resources Corporation, Common Stock (2), (3), (7)	549,555	1,335,419	0.44%
Online Resources Corporation, Series A-1 Convertible Preferred Stock (2), (3), (6), (7)	22,255,193	35,051,928	11.50%
Total Activities Related to Credit Intermediation		36,387,347

Alumina and Aluminum Production and Processing (0.26%)
Revere Holdings, Inc., Class A Common Shares (2), (3), (4), (6)	910	-	-
Revere Holdings, Inc., Class B Common Shares (2), (3), (4), (6)	2,060	-	-
Revere Leasing, LLC, Class A Units (2), (3), (4), (6)	910	243,223	0.08%
Revere Leasing, LLC, Class B Units (2), (3), (4), (6)	2,060	551,076	0.18%
Total Alumina and Aluminum Production and Processing		794,299

Basic Chemical Manufacturing (0.00%)
Hawkeye Renewables, LLC, Class C Units (2), (6)	156	1,716	-

Business Support Services (0.23%)
STG-Fairway Holdings, LLC, Class A Units (2), (6)	47,381	703,134	0.23%

Communications Equipment Manufacturing (7.59%)
Dialogic, Inc., Common Stock (2), (3), (6), (7)	607,388	377,006	0.12%
Dialogic, Inc., Warrants to Purchase Common Stock (2), (3), (6), (7)	2,492,582	1,016,143	0.33%
Gores I SF Luxembourg, S.àr.1., Company Ordinary Shares - (Luxembourg) (2), (3), (5), (6), (7)	116,474	6,119,753	2.01%
Gores I SF Luxembourg, S.àr.1., Tracking Preferred Equity Certificates - (Luxembourg) (3), (5), (6), (7)	11,530,912	15,644,339	5.13%
Total Communications Equipment Manufacturing		23,157,241

Data Processing, Hosting, and Related Services (0.80%)
GXS Holdings, Inc., Common Stock (2), (6)	490,407	49	-
GXS Holdings, Inc., Series A Preferred Stock (2), (6)	9,299	2,435,057	0.80%
Total Data Processing, Hosting, and Related Services		2,435,106

6

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2012

Showing Percentage of Total Cash and Investments of the Company

			Percent of
		Fair	Cash and
Investment	Shares	Value	Investments
Equity Securities (continued)
Depository Credit Intermediation (0.20%)
Doral Financial Corporation, Common Stock (2)	401,799	$602,699	0.20%

Electric Power Generation, Transmission and Distribution (0.27%)
La Paloma Generating Company, Residual Bank Debt Claim (2), (6)	931,258	26,075	0.01%
Mach Gen, LLC, Common Units (2), (6)	9,740	803,550	0.26%
Total Electronic Power Generation, Transmission and Distribution		829,625

Electronic Shopping and Mail-Order Houses (0.15%)
Shop Holding, LLC, Class A Units (2), (6)	174,754	341,437	0.11%
Shop Holding, LLC, Warrants to Purchase Class A Units (2), (6)	116,502	111,135	0.04%
Total Electronic Shopping and Mail-Order Houses		452,572

Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing (0.00%)
Precision Holdings, LLC, Class C Membership Interests (2), (6)	23	13,548	-

Oil and Gas Extraction (0.63%)
Woodbine Intermediate Holdings, LLC, Membership Units (2), (3), (6), (7)	121	1,915,199	0.63%

Other Amusement and Recreation Industries (0.00%)
Bally Total Fitness Holding Corporation, Common Stock (2), (6)	1,785	8,461	-
Bally Total Fitness Holding Corporation, Warrants (2), (6)	3,218	-	-
Total Other Amusement and Recreation Industries		8,461

Other Electrical Equipment and Component Manufacturing (0.98%)
EPMC HoldCo, LLC, Membership Units (3), (6), (7)	854,400	2,981,856	0.98%

Plastics Product Manufacturing (0.00%)
WinCup, Inc., Common Stock (2), (3), (4), (6)	31,020,365	-	-

Radio and Television Broadcasting (0.01%)
Reach Media Group Holdings, Inc., Warrants to Purchase Common Stock (2), (6)	1,503,575	6,311	-
Reach Media Group Holdings, Inc., Warrants to Purchase Series A Preferred Stock (2), (6)	475,933	8,277	-
Reach Media Group Holdings, Inc., Warrants to Purchase Series B Preferred Stock (2), (6)	518,563	40,444	0.01%
Reach Media Group Holdings, Inc., Warrants to Purchase Series C Preferred Stock (2), (6)	297,228	8,077	-
Total Radio and Television Broadcasting		63,109

Scheduled Air Transportation (1.08%)
United N659UA-767, LLC (N659UA) (Aircraft Trust Holding Company) (3), (6), (7)	157	1,631,054	0.54%
United N661UA-767, LLC (N661UA) (Aircraft Trust Holding Company) (3), (6), (7)	153	1,632,603	0.54%
Total Scheduled Air Transportation		3,263,657

Semiconductor and Other Electronic Component Manufacturing (0.57%)
TPG Hattrick Holdco, LLC, Common Units (2), (6)	1,934,209	1,740,788	0.57%

Wired Telecommunications Carriers (6.76%)
Hawaiian Telcom Holdco, Inc., Common Stock (2)	77,590	1,513,781	0.50%
Integra Telecom, Inc., Common Stock (2), (6)	4,777,651	19,020,270	6.25%
Integra Telecom, Inc., Warrants (2), (6)	1,300,529	-	-
NEF Kamchia Co-Investment Fund, LP Interest - (Cayman Islands) (2), (5), (6)	1,779,000	22,535	0.01%
Total Wired Telecommunications Carriers		20,556,586

Total Equity Securities (Cost $139,803,319)		95,906,943

Total Investments (Cost $337,947,407) (8)		243,313,146

7

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2012

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments
Cash and Cash Equivalents (20.18%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.09%, Collateralized by FHLB Discount Note	$14,000,000	$14,000,000	4.59%
American Express Credit Corporation, Commercial Paper, 0.03%, due 7/11/12	$13,999,883	13,999,883	4.59%
Toyota Motor Credit, Commercial Paper, 0.10%, due 7/13/12	$13,999,533	13,999,533	4.59%
Union Bank of California, Commercial Paper, 0.10%, due 7/2/12	$13,999,961	13,999,961	4.59%
Cash Denominated in Foreign Currencies	€43,900	55,608	0.02%
Cash Held on Account at Various Institutions (9)	$5,467,769	5,467,769	1.80%
Total Cash and Cash Equivalents		61,522,754

Total Cash and Investments		$304,835,900	100.00%

Notes to Statement of Investments

(1)	Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Non-income producing security.

(3)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(4)	Issuer is a controlled company.

(5)	Principal amount denominated in euros. Amortized cost and fair value converted from euros to U.S. dollars.

(6)	Restricted security.

(7)	Investment is not a controlling position.

(8)	Includes investments with an aggregate fair value of $4,474,259 that have been segregated to collateralize certain unfunded commitments.

(9)	Includes $65,000 posted as collateral against swaps.

Aggregate purchases and aggregate sales of investments, other than government securities, totaled $35,029,758 and $57,195,604, respectively.

Aggregate purchases include investment assets received as payment in kind. Aggregate sales include principal paydowns on debt investments.

The total value of restricted securities and bank debt as of June 30, 2012 was $218,820,042, or 71.78% of total cash and investments of the Company.

Derivative instruments at June 30, 2012 were as follows:

	Contracts or
Instrument	Notional Amount	Fair Value

Call Options on Light Crude Oil Futures, $110, Expiring 11/13/12	138	$111,780
Call Options Written on Light Crude Oil Futures, $150, Expiring 11/13/12	138	$(12,420)
Euro/US Dollar Cross-Currency Basis Swap, Pay Euros / Receive USD, Expiring 2/5/13	$1,318,445	$4,843
Foreign Currency Forward Exchange Contract, Sell EUR vs. USD for Settlement 8/20/12	€160,890	(3,040)

See accompanying notes.

8

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Statement of Operations (Unaudited)

Nine Months Ended June 30, 2012

Investment income
Interest income:
Unaffiliated issuers	$11,032,523
Controlled companies	2,244,569
Other affiliates	2,192,861
Dividend income:
Other affiliates	8,661
Other income:
Controlled companies	88,429
Other affiliates	151,261
Total investment income	15,718,304

Operating expenses
Management and advisory fees	1,800,000
Interest expense	1,630,825
Commitment fees	426,491
Legal fees, professional fees and due diligence expenses	288,351
Director fees	124,750
Custody fees	75,000
Insurance expense	54,891
Other operating expenses	622,756
Total expenses	5,023,064

Net investment income	10,695,240

Net realized and unrealized gain (loss)
Net realized gain from investments in unaffiliated issuers	2,432,005

Net change in unrealized appreciation/depreciation on:
Investments and foreign currency	979,541
Credit facility	(1,255,945)
Net change in unrealized depreciation	(276,404)

Net realized and unrealized gain	2,155,601

Distributions to preferred shareholders	(12,469)
Net change in reserve for distributions to preferred shareholders	3,101

Net increase in net assets applicable to common shareholders resulting from operations	$12,841,473

See accompanying notes.

9

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Nine Months Ended
	June 30,	Year Ended
	2012	September 30,
	(Unaudited)	2011

Total common shareholder committed capital	$300,000,000	$300,000,000

Net assets applicable to common shareholders, end of prior year	$203,318,770	$246,763,729

Net investment income	10,695,240	20,702,121
Net realized gain	2,432,005	4,757,685
Net change in unrealized depreciation	(276,404)	(46,317,879)
Distributions to preferred shareholders from:
Net investment income	(12,469)	(485,491)
Net change in reserve for distributions to preferred shareholders	3,101	98,605
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	12,841,473	(21,244,959)

Distributions to common shareholders from:
Net investment income	(12,200,000)	(22,200,000)

Net assets applicable to common shareholders, end of year (including accumulated net investment income of $3,131,583 and accumulated net investment income of $4,648,812 respectively)	$203,960,243	$203,318,770

See accompanying notes.

10

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Statement of Cash Flows (Unaudited)

Nine Months Ended June 30, 2012

Operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$12,841,473
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized gain	(2,432,005)
Net change in unrealized depreciation	(27,292)
Distributions paid to preferred shareholders	12,469
Net change in reserve for distributions to preferred shareholders	(3,101)
Accretion of original issue discount	(221,624)
Net amortization of market discount/premium	(251,651)
Accrual of interest and dividend income paid in kind	(3,642,769)
Changes in assets and liabilities:
Purchases of investments	(31,386,989)
Proceeds from sales, maturities and paydowns of investments	57,195,604
Decrease in accrued interest income - unaffiliated issuers	300,598
Increase in accrued interest income - controlled companies	(120,470)
Increase in accrued interest income - other affiliates	(236,915)
Increase in receivables from investments purchased	(389,656)
Increase in other receivables	(215,613)
Increase in dividend receivable from affiliated issuer	(8,661)
Increase in prepaid expenses and other assets	(10,610)
Increase in payable for investments purchased	495,107
Decrease in interest payable	(223,921)
Increase in payable to the Investment Manager	35,781
Increase in accrued expenses and other liabilities	233,007
Net cash provided by operating activities	31,942,762

Financing activities
Proceeds from draws on credit facility	159,325,960
Principal repayments on credit facility	(160,000,000)
Distributions paid to common shareholders	(12,200,000)
Distributions paid to preferred shareholders	(12,469)
Net cash used in financing activities	(12,886,509)

Net increase in cash and cash equivalents	19,056,253
Cash and cash equivalents at beginning of period	42,466,501
Cash and cash equivalents at end of period	$61,522,754

Supplemental cash flow information
Interest payments	$1,854,746

See accompanying notes.

11

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

June 30, 2012

1. Organization and Nature of Operations

Special Value Expansion Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on August 12, 2004. Investment operations commenced and initial funding was received on September 1, 2004. The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure. GMAM Investment Funds Trust II (“GMAM”) owns 99.5% of the Company’s common shares.

Tennenbaum Capital Partners, LLC serves as the Investment Manager of the Company. Company management consists of the Investment Manager and the Board of Directors. The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company. The Board of Directors consists of three persons, two of whom are independent. If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company’s Directors. The remaining Director of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

Company Structure

As of June 30, 2012, total maximum capitalization of the Company was approximately $400.2 million, consisting of $300 million of committed common equity, $100 million under a senior secured revolving credit and term loan facility (the “Senior Facility”), and $156,000 of Series Z Preferred Stock. The contributed investor capital and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company. Most of the cash and investments of the Company are included in the collateral for the Senior Facility.

The Company will liquidate and distribute its assets and will be dissolved on September 1, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company’s equity interests.

12

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2012

2. Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The following is a summary of the significant accounting policies of the Company.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with procedures set forth in the Senior Facility. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers. Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Company, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Board of Directors, and are subject to their approval. Generally, to increase objectivity in valuing the Company’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts

13

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2012

2. Summary of Significant Accounting Policies (continued)

depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Company’s assets.

Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market and enterprise values, among other factors.

The ranges of unobservable inputs used in the fair value measurement of the Company’s Level 3 investments as of June 30, 2012 were as follows:

EBITDA Multiples	4.5x to 9.50x
Market Yields	5.7% to 18.8%

Significant increases or decreases in any of the above inputs in isolation would result in a significantly lower or higher fair value measurement.

Investments of the Company may be categorized based on the types of inputs used in valuing such investments. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period. At June 30, 2012, the investments of the Company were categorized as follows:

14

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2012

2. Summary of Significant Accounting Policies (continued)

			Other	Equity
Level	Basis for Determining Fair Value	Bank Debt	Corporate Debt	Securities
1	Quoted prices in active markets for identical assets	$-	$6,308,850	$3,828,904
2	Other observable market inputs*	10,260,448	30,156,779	1,915,199
3	Independent third-party pricing sources that employ significant unobservable inputs	94,037,603	4,465,012	85,142,848
3	Internal valuations with significant unobservable inputs	2,079,888	97,622	5,019,993
Total		$106,377,939	$41,028,263	$95,906,944

* E.g., quoted prices in inactive markets or quotes for comparable investments

Changes in investments categorized as Level 3 during the nine months ended June 30, 2012 were as follows:

	Independent Third-Party Valuation
		Other	Equity
	Bank Debt	Corporate Debt	Securities
Beginning balance	$106,576,272	$4,445,487	$84,512,320
Net realized and unrealized gains (losses)	2,361,760	(1,430,761)	2,693,461
Acquisitions	17,163,219	4,901,182	738,112
Dispositions	(32,063,648)	(3,450,896)	(2,801,045)
Ending balance	$94,037,603	$4,465,012	$85,142,848

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$953,899	$(524,042)	$2,505,161

15

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2012

2. Summary of Significant Accounting Policies (continued)

	Investment Manager Valuation
		Other	Equity
	Bank Debt	Corporate Debt	Securities
Beginning balance	$2,275,436	$97,622	$5,256,122
Net realized and unrealized gains (losses)	-	-	(228,788)
Acquisitions	89,307	-	851,428
Dispositions	(258,687)	-	(884,937)
Reclassifications within Level 3†	(26,168)	-	26,168
Ending balance	$2,079,888	$97,622	$5,019,993

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(6,353)	$-	$(228,788)

† Comprised of claims in the liquidation of a portfolio company that were reclassified as equity.

During the nine months ended June 30, 2012, one investment with a beginning of period fair value of $1,081,605 transferred from Level 2 to Level 1 following commencement of active trading on a national exchange.

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

16

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2012

2. Summary of Significant Accounting Policies (continued)

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Restricted Investments

The Company may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These investments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Company may invest in instruments traded in foreign countries and denominated in foreign currencies. At June 30, 2012, the Company had foreign currency denominated investments with an aggregate market value of approximately 11.2% of the Company’s total investments. Such positions were converted at the closing rate in effect at June 30, 2012 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions. Realized or unrealized gains and losses from investments resulting from changes in foreign exchange rates are included in the Statement of Operations with realized or unrealized gains and losses resulting from changes in the market prices of such investments.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

17

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2012

2. Summary of Significant Accounting Policies (continued)

Derivatives

In order to mitigate certain currency exchange and interest rate risks associated with foreign currency denominated investments, the Company has entered into certain swap and forward exchange transactions. The Company also acquired or wrote certain commodity options to mitigate the effect of fluctuations in commodity prices on certain of the Company’s investments. The Company recognizes all derivatives as either assets or liabilities in the Statement of Assets and Liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates, commodity prices, or the value of foreign currency relative to the U.S. dollar.

All gains and losses from derivative transactions during the nine months ended June 30, 2012 were included in net realized and unrealized gain or loss on investments in the Statement of Operations as follows:

Instrument	Realized	Unrealized
Cross-currency basis swap	$424,642	$30,791
Crude oil options	(605,308)	202,242
Foreign currency forward exchange contract	-	(3,040)

Valuations of all open swap and option contracts at June 30, 2012 were determined using observable market inputs other than quoted prices in active markets for identical assets, and, accordingly, are classified as Level 2 in the GAAP valuation hierarchy.

Purchase Discounts

The majority of the Company’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Company to consider the collectability of interest when making accruals. Accordingly, when accounting for purchase discounts, the Company recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

18

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2012

2. Summary of Significant Accounting Policies (continued)

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the financial statements. As of June 30, 2012, all tax years since October 1, 2008 remain subject to examination by federal tax authorities. No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Capital accounts within the financial statements are adjusted at year end for any permanent book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and will reverse in subsequent periods.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments (including derivatives) of the Company at June 30, 2012 were as follows:

Unrealized appreciation	$42,094,495
Unrealized depreciation	(137,808,613)
Net unrealized depreciation	(95,714,118)

Cost	$339,131,467

New Accounting Guidance

In May 2011, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”).  ASU 2011-04 was issued to converge guidance from the FASB and the International Accounting Standards Board on measuring fair value and for disclosing information about fair value measurements.  The changes include a consistent definition of the term “fair value” and enhanced disclosure requirements for investments that do not have readily determinable fair values, such as additional quantitative information about significant unobservable inputs and a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs.  The provisions of ASU 2011-04 were effective for the Company on January 1, 2012.  The Company’s adoption of ASU 2011-04 resulted in increased disclosures around fair value but did not impact the measurement of fair value of the Company’s investments.

19

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2012

3. Distributions and Performance Fees

As a performance fee, the Investment Manager receives an amount equal to 20% of distributions of net income and gain (gross of performance fees), after cumulative distributions to common shareholders have been made in an amount equal to a 12% annual weighted-average return on common shareholders’ undistributed contributed equity (the “Hurdle”). After the Hurdle is met, the Investment Manager also receives a catch-up payment until its cumulative performance fee payments equal 20% of cumulative income and gain distributions (gross of performance fees). Performance fees are accrued in a consistent manner, based on cumulative net income or loss and realized and unrealized gains or losses. As of June 30, 2012, the Hurdle exceeded the cumulative performance of the fund; accordingly, no liability for accrued but unpaid performance fees was recorded.

Distributions paid to shareholders are generally based on the taxable earnings of the Company, which may differ from earnings for financial reporting purposes, and are recorded on the ex-dividend date. The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions. Any net long-term capital gains are distributed at least annually. As of June 30, 2012, the Company had declared $180,160,000 distributions to common shareholders since inception.

The Series Z share dividend rate is fixed at 8% per annum.

4. Management and Advisory Fees and Other Expenses

The Company incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 0.60% of the sum of the total common shareholder commitments and the maximum commitment under the Senior Facility. In addition to the management fee, the Investment Manager is entitled to a performance fee as discussed in Note 3, above.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Company.

5. Senior Secured Revolving Credit Facility

The Company’s Senior Facility is comprised of a revolving credit facility of $90 million and a $10 million term loan. The Senior Facility matures on August 1, 2014, subject to extension by

20

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2012

5. Senior Secured Revolving Credit Facility (continued)

the lenders for one year at the request of the Company. Amounts borrowed under the amended Senior Facility bear interest at LIBOR or EURIBOR plus 3.5% per annum. The Company also incurs commitment fees at a rate of 1.25% per year on the undrawn portion of the amended Senior Facility. The weighted-average interest rate on outstanding borrowings at June 30, 2012 was 3.74%. The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Company fail to satisfy certain financial or other covenants. As of June 30, 2012, the Company was in full compliance with such covenants.

The Company records the Senior Facility at fair value in order to more accurately reflect the impact of the current market environment on the Company’s financial position and results of operations as a whole. At June 30, 2012, the fair value of outstanding advances under the Senior Facility exceeded the principal amount by $1,819,045, as reflected in the Company’s statement of assets and liabilities. The fair value of the Senior Facility was determined by the Investment Manager using observable market inputs including LIBOR yield curves and quoted prices for similar issues, as well as certain unobservable inputs as needed, resulting in a Level 3 classification for the Senior Facility as a whole in the GAAP valuation hierarchy.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers, and the Company’s custodian. These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

The Statement of Investments includes certain revolving loan facilities held by the Company with aggregate unfunded balances of approximately $3 million as of June 30, 2012. These instruments are reflected at fair value and may be drawn up to the principal amount shown. In August of 2008, the Company agreed to guarantee certain obligations of an affiliated portfolio company and certain of its affiliates up to an aggregate amount of approximately $1.5 million. This amount was increased to approximately $3 million in November of 2008. The guaranty may be terminated by the Company at any time subject to certain conditions. The Company expects the risk of loss from the guaranty to be remote.

21

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2012

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

Consistent with standard business practice, the Company enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The Company’s maximum exposure under these arrangements and activities is unknown. However, the Company expects the risk of material loss to be remote.

7. Related Parties

The Company, the Investment Manager, and their members and affiliates may be considered related parties. From time to time, the Investment Manager advances payments to third parties on behalf of the Company and receives reimbursement from the Company. At June 30, 2012, such reimbursable amounts totaled $124,205, as reflected in the Statement of Assets and Liabilities.

8. Preferred Capital

Series A and B

Prior to the amendment of the Senior Facility on December 6, 2010, the Company had 953 shares of Series A and B preferred equity outstanding with a liquidation preference of $50,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). In connection with the Senior Facility amendment, the remaining outstanding shares were redeemed.

Series S

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates. In 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share. Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations. The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

22

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2012

8. Preferred Capital (continued)

Series Z

The Company has 312 shares of Series Z preferred equity outstanding, each having a liquidation preference of $500 plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 8% of the liquidation preference. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

23

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2012

9. Financial Highlights

	Nine Months
	Ended
	June 30, 2012	Year Ended September 30,
	(Unaudited)	2011	2010	2009	2008

Per Common Share:(1)
Net asset value, end of prior year	$371.87	$451.33	$426.24	$425.80	$572.71
Adjustment for change in accounting principle credit facility fair valuation	-	-	-	28.14	-
Net asset value, beginning of year	371.87	451.33	426.24	453.94	572.71

Investment operations:
Net investment income	19.56	37.86	37.78	32.07	81.61
Net realized and unrealized gain (loss)	3.94	(76.01)	26.43	(90.82)	(157.02)
Gain on retirement of Series A and B preferred shares	-	-	-	53.14	-
Distributions to preferred shareholders from:
Net investment income	(0.02)	(0.89)	(2.90)	(3.37)	(11.56)
Realized gains	-	-	-	(0.74)	-
Net change in reserve for distributions to preferred shareholders	0.01	0.18	(0.01)	0.31	0.42
Total from investment operations	23.49	(38.86)	61.30	(9.41)	(86.55)

Distributions to common shareholders from:
Net investment income	(22.31)	(40.60)	(36.21)	(16.33)	(60.36)
Net realized gains on investments	-	-	-	(1.96)	-
Total distributions to common shareholders	(22.31)	(40.60)	(36.21)	(18.29)	(60.36)

Net asset value, end of year	$373.04	$371.87	$451.33	$426.24	$425.80

Return on invested assets (2), (6)	7.8%	(5.3)%	14.1%	(1.8)%	(7.1)%

Gross return to common shareholders (6)	6.5%	(9.7)%	14.6%	(1.9)%	(16.4)%
Performance fees / fee adjustment (6)	-	-	-	-	0.7%
Adjustment for change in accounting principle - credit facility fair valuation	-	-	-	6.6%	-
Total return to common shareholders (3), (6)	6.5%	(9.7)%	14.6%	4.7%	(15.7)%

Ratios and Supplemental Data:
Ratios to average common equity: (4), (7)
Net investment income	7.0%	8.6%	8.4%	8.0%	16.4%
Expenses (before performance fees)	3.3%	3.0%	2.6%	3.7%	4.3%
Expenses (including performance fees)	3.3%	3.0%	2.6%	3.7%	3.4%

Ending net assets applicable to common shareholders	$203,960,243	$203,318,770	$246,763,729	$233,046,459	$232,808,517

24

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2012

9. Financial Highlights (continued)

	Nine Months
	Ended
	June 30, 2012	Year Ended September 30,
	(Unaudited)	2011	2010	2009	2008
Ratios and Supplemental Data (continued):
Portfolio turnover rate (6)	14.2%	33.6%	21.9%	19.8%	34.6%
Weighted-average debt outstanding (par)	$55,941,778	$71,115,068	$42,200,000	$81,078,082	$127,017,760
Weighted-average interest rate	3.9%	3.7%	2.7%	3.0%	4.2%
Weighted-average number of shares	546,750	546,750	546,750	546,750	546,750
Average debt per share	$102.32	$130.07	$77.18	$148.29	$232.31

Annualized Inception-to-Date Performance Data as of June 30, 2012:
Return on invested assets (2)	9.8%
Internal rate of return (5)	5.3%

Notes to Financial Highlights:

(1)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which activity occurred.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)	Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis.

(4)	These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders.

(5)	Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date.

(6)	Not annualized for periods of less than one year.

(7)	Annualized for periods of less than one year, except for performance fees.

25

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Schedule of Changes in Investments in Affiliates (Unaudited) (1)

Nine Months Ended June 30, 2012

	Value,
	Beginning of			Value,
Investment	Period	Acquisitions	Dispositions	End of Period

Dialogic Corporation, Inc., Senior Secured Notes, 5% Cash + 5% PIK, due 3/31/15	$-	$-	$-	$8,128,695
Dialogic, Inc., Common Stock	-	-	-	377,006
Dialogic, Inc., Convertible Notes ($0.87 Conversion Price), 1%, due 8/15/12	-	409,666	-	333,878
Dialogic, Inc., Convertible Notes ($1 Conversion Price), 1%, due 8/15/12	-	4,491,516	-	3,660,585
Dialogic, Inc., Warrants to Puchase Common Stock	-			1,016,143
EPMC HoldCo, LLC, Membership Units	3,750,816	-	(467,869)	2,981,856
Gores I SF Luxembourg, S.àr.1., Company Ordinary Shares	3,225,861	-	-	6,119,753
Gores I SF Luxembourg, S.àr.1., Tracking Preferred Equity Certificates	15,846,246	-	-	15,644,339
Online Resources Corporation, Common Stock	1,401,365	-	-	1,335,419
Online Resources Corporation, Series A-1 Convertible Preferred Stock	33,293,769	-	-	35,051,928
Revere Holdings, Inc., Class A Common Shares	-	-	-	-
Revere Holdings, Inc., Class B Common Shares	-	-	-	-
Revere Holdings, Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14	12,553,428	2,308,299	-	13,144,995
Revere Industries, LLC, 1st Lien Rollover Term Loan, Prime + 5%, due 6/30/13	560,762		(30,587)	530,175
Revere Industries, LLC, 1st Lien Term Loan, Prime + 5%, due 6/30/13	228,100	-	-	-
Revere Industries, LLC, 2nd Lien Letter of Credit, 3%, due 6/30/13	-	-	-	-
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 2% PIK, due 6/30/13	3,515,816	536,245	-	4,148,732
Revere Leasing, LLC, Class A Units	253,492	-	(10,268)	243,223
Revere Leasing, LLC, Class B Units	574,342	-	(23,243)	551,076
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 10/1/13	1,350,677	801,762	-	6,267,358
United Air Lines, Inc., Aircraft Secured Mortgage (N659UA), 12%, due 3/28/16	3,165,418	-	(374,717)	2,785,375
United Air Lines, Inc., Aircraft Secured Mortgage (N661UA), 12%, due 5/4/16	3,264,691	-	(363,399)	2,898,862
United N659UA-767, LLC (N659UA) (Aircraft Trust Holding Company)	1,091,126	374,717	(298,230)	1,631,054
United N661UA-767, LLC (N661UA) (Aircraft Trust Holding Company)	1,067,132	363,399	(293,067)	1,632,603
WinCup, Inc., Common Stock	-	-	-	-
WinCup, Inc., 2nd Lien Term Loan C-2, LIBOR + 14.5% PIK, due 4/1/13	6,371,175	1,616,388	-	8,918,594
WinCup, Inc., Equipment Finance Loan, LIBOR + 14.5% PIK, due 4/23/14	-	305,077	-	305,077
Woodbine Holdings, LLC, Senior Secured Notes, 12%, due 5/15/16	5,160,400	-	-	5,665,800
Woodbine Intermediate Holdings, LLC, Membership Units	844,816	-	-	1,915,199

Note to Schedule of Changes in Investments in Affiliates:

(1)	The issuers of the investments listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.

26

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Schedule of Restricted Securities of Unaffiliated Issuers (Unaudited)

Nine Months Ended June 30, 2012

	Acquisition
Investment	Date	Cost

Bally Total Fitness Holding Corporation, Common Stock	4/30/10	$13,312,308
Bally Total Fitness Holding Corporation, Warrants	4/30/10	-
GXS Holdings, Inc., Common Stock	3/28/08	681,620
GXS Holdings, Inc., Series A Preferred Stock	3/28/08	27,265
Hawkeye Renewables, LLC, Class C Units	6/18/10	1,138,128
Integra Telecom, Inc., Common Stock	11/19/09	31,056,377
Integra Telecom, Inc., Warrants	11/19/09	72,344
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16	4/9/10	7,123,990
La Paloma Generating Company, Residual Bank Debt Claim	2/2/05	1,071,237
LBI Media, Inc., Senior Secured Notes, 9.25%, due 4/15/19	Various 2012	1,933,800
Mach Gen, LLC, Common Units	Var. 2005 & 2008	4,628,644
NEF Kamchia Co-Investment Fund, LP Interest	7/30/07	2,439,543
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 4.5% Cash + 7.5% PIK, due 8/16/17	8/27/07	18,941,830
Precision Holdings, LLC, Class C Membership Interests	9/30/10	962
Radnor Holdings, Senior Secured Tranche C Floating Rate Notes, LIBOR + 7.25%, due 9/15/09	4/4/06	6,588,684
Reach Media Group Holdings, Inc., Warrants to Purchase Common Stock	4/11/11	49,194
Reach Media Group Holdings, Inc., Warrants to Purchase Series A Preferred Stock	4/11/11	64,521
Reach Media Group Holdings, Inc., Warrants to Purchase Series B Preferred Stock	4/11/11	315,267
Reach Media Group Holdings, Inc., Warrants to Purchase Series C Preferred Stock	4/11/11	62,961
Shop Holding, LLC, Class A Units	6/2/11	164,961
Shop Holding, LLC, Warrants to Purchase Class A Units	6/2/11	-
STG-Fairway Holdings, LLC, Class A Units	12/30/10	648,485
TPG Hattrick Holdco, LLC, Common Units	4/21/06 & 9/30/10	2,074,960

27